SCHEDULE FOR COMPUTATION OF
         PERFORMANCE QUOTATIONS PROVIDED IN ITEM 22

      This Schedule illustrates the growth of a $1,000 initial investment in each Fund of the Trust by applying the "Annual Total Return" and the "Average Annual Total Return" percentages set forth in this Registration Statement in response to Item 22 to the following total return formula:

                                   P(1+T)n = ERV

Where:          P     =  a hypothetical initial payment of $1,000

                T     =  average annual total return

                n     =  number of years

                ERV   =  ending redeemable value of a hypothetical $1,000
                         investment made at the beginning of the 1, 5 or 10 year or other periods at the end of the 1, 5 or 10 year or other periods.

Royce Value Fund

                     (a) 1 Year Ending Redeemable Value ("ERV") of a
                         $1,000 investment for the one year period ended December 31, 1996:

                         $1,000  (1+  .140)1  = $1,140 ERV

                     (b) 5 Year ERV of a $1,000 investment for the five
                         (5) year  period ended December 31, 1996:

                         $1,000 (1+ .113)5 = $1,710 ERV

                     (c) 10 Year ERV of a $1,000 investment for the ten
                         (10) year  period ended December 31, 1996:

                         $1,000 (1+ .108)10 = $2,784 ERV

Royce Premier Fund

                     (a) 1 Year Ending Redeemable Value ("ERV") of a $1,000
                         investment for the one year period ended December 31, 1996:

                         $1,000 (1+ .181)1   = $1,181 ERV

                     (b) ERV of a $1,000 investment for the period from
                         the Fund's  inception  on  January  1,  1992
                         through December 31, 1996:

                         $1,000 (1+ .146)5 = $1,980 ERV

Royce Equity Income Fund

                     (a) 1 Year ERV of a $1,000 investment for the one year
                         period ended December 31, 1996:

                         $1,000  (1+  .165)1  = $1,165 ERV

                     (b) 5 Year ERV of a $1,000 investment for the five year
                         period ended December 31, 1996:

                         $1,000 (1+ .121)5  = $1,771 ERV


                     (c) ERV of a $1,000 investment for the period from the
                         Fund's inception on January 2, 1990 through
                         December 31, 1996:

                         $1,000 (1+ .100)7 = $1,952 ERV

Royce Micro-Cap Fund

                     (a) 1 Year Ending Redeemable Value ("ERV") of a $1,000
                         investment for the one year period ended December 31, 1996:

                         $1,000  (1+ .155)1 = $1,155 ERV

                     (b) ERV of a $1,000 investment for the period from the
                         Fund's inception on January 1, 1992 through
                         December 31, 1996:

                         $1,000 (1+ .179)5 = $2,281 ERV

Royce Low-Priced Stock Fund

                     (a) 1 Year Ending Redeemable Value ("ERV") of a $1,000
                         investment for the one year period ended December 31, 1996:

                         $1,000  (1+  .228)1 = $1,228 ERV

                     (b) ERV of a $1,000 investment for the period from the
                         Fund's inception on December 15, 1993 through December 31, 1996:

                         $1,000 (1+ .156)3.04 = $1,553 ERV


Royce Total Return Fund

                     (a) 1 Year Ending Redeemable Value ("ERV") of a $1,000
                         investment for the one year period ended December 31, 1996:

                         $1,000  (1+ .255)1 = $1,255 ERV

                     (b) ERV of a $1,000 investment for the period from the
                         Fund's inception on December 15, 1993 through December 31, 1996:

                         $1,000 (1+ .185)3.04 = $1,675 ERV

Royce Global Services Fund

                     (a) 1 Year Ending Redeemable Value ("ERV") of a $1,000
                         investment for the one year period ended December 31, 1996:

                         $1,000 (1+ .146)1 = $1,146 ERV

                     (b) ERV of a $1,000 investment for the period from the
                         Fund's inception on December 15, 1994 through December 31, 1996:

                         $1,000 (1+ .182)2.04 = $1,406 ERV

Pennsylvania Mutual Fund

                     (a) 1 Year Ending Redeemable Value ("ERV") of a $1,000
                         investment for the one year period ended December 31, 1996:

                     $1,000  (1+ .128)1 = $1,128 ERV

                     (b) 5  Year ERV of a $1,000 investment for the five (5)
                         year  period ended December 31, 1996:

                     $1,000 (1+ .115)5 = $1,720 ERV

                  (c) 10 Year ERV of a $1,000 investment for the ten (10) year period ended December 31, 1996:

                    $1,000 (1+ .114)10 = $2,955 ERV

Royce GiftShares Fund

                     (a) 1 Year Ending Redeemable Value ("ERV") of a $1,000
                         investment for the one year period ended December 31, 1996:

                         $1,000 (1+ .256)1 = $1,256 ERV

                     (b) ERV of a $1,000 investment for the period from the
                         Fund's inception on December 27, 1995 through December 31, 1996:

                         $1,000 (1+ .255)1.014 = $1,259 ERV